SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported) May 13, 2003 (May 13, 2003)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)





         Delaware                      1-5742              23-1614034
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(State or Other Jurisdiction        (Commission          (IRS Employer
  of Incorporation)                  File Number)        Identification No.)



30 Hunter Lane, Camp Hill, Pennsylvania                        17011
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code        (717) 761-2633
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                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On May 13, 2003, Rite Aid Corporation issued a press release announcing that it is planning to offer $150 million of ten-year senior notes due 2013. Rite Aid intends to use the net proceeds from the offering to repay a portion of the term loan under its senior credit facility and for working capital and general corporate purposes, which may include capital expenditures and repayments or repurchases of its outstanding indebtedness. The offering is subject to market and other customary conditions.

The notes due 2013 will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

On May 13, 2003, Rite Aid Corporation issued a press release announcing the terms of the previously announced offering. The offering will consist of $150 million of Rite Aid's 9.25% senior notes due 2013. The notes are priced at 98.339% of the principal amount to achieve a yield to maturity of 9.5%. The transaction is expected to close on May 20, 2003. The release reiterated the previously announced intended use of proceeds from the offering and reiterated that the notes due 2013 have not been registered under the Securities Act and may not be sold or offered in the United States without registration or an applicable exemption from the registration requirements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1     Registrant's Press Release, dated May 13, 2003.

99.2     Registrant's Press Release, dated May 13, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RITE AID CORPORATION





Dated:   May 13, 2003                   By:    /s/ Robert B. Sari
                                               -------------------------------
                                        Name:  Robert B. Sari
                                        Title: Senior Vice President,
                                               General Counsel and Secretary



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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1              Registrant's Press Release dated May 13, 2003

99.2              Registrant's Press Release dated May 13, 2003